UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
October 14, 2005
Date of Report (Date of earliest event reported)
INTERCHANGE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	000-50989 (Commission File Number)	33-0849123 (I.R.S. Employer Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
Registrant’s telephone number
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement
On October 14, 2005, the Board of Directors (the “Board”) of Interchange Corporation (the “Registrant”) formed and adopted the charter for the Nominating, Compensation and Governance Committee. The Board elected Mr. John Rehfeld as chairman and Messrs. Ted Lavoie and Philip Fricke as members of the committee. Messrs. Rehfeld, Lavoie and Fricke are independent directors as defined by applicable SEC rules and listing standard of the Nasdaq SmallCap Market. The Nominating, Compensation and Governance Committee charter is attached as an exhibit to this Report and will be available on the Registrant’s website, www.interchangeusa.com.
The purpose of the Nominating, Compensation and Governance Committee is to assist the Board in discharging the Board’s responsibilities regarding, among other things:
•	the identification of qualified candidates to become board members;

•	the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	the selection of candidates to fill any vacancies on the board;

•	the compensation of our executives, including by designing (in consultation with management or the board), recommending to the board for approval, and evaluating our compensation plans, policies and programs;

•	producing an annual report on executive compensation for inclusion in our proxy materials in accordance with applicable rules and regulations;

•	the development and recommendation to the board of a set of corporate governance guidelines and principles applicable to the Registrant; and

•	oversight of the evaluation of the board.
The Board approved an annual retainer of $7,500 for the Chairman of the Nominating, Compensation and Governance Committee.
The Board also clarified the compensation plan for new members of the Board of Directors. In addition to the grant of an option to purchase 20,000 shares of Interchange Corporation common stock, new members will receive a pro-rata amount of the regular annual grant of an option to purchase 15,000 shares of Interchange Corporation common stock.
Item 9.01. Financial Statements and Exhibits

10.1	Amended Board of Director’s Compensation Plan
99.1	Nominating, Compensation and Governance Committee Charter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2005	By:	/s/ Douglas S. Norman
Douglas S. Norman
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

10.1	Amended Board of Director’s Compensation Plan
99.1	Nominating, Compensation and Governance Committee Charter